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                                                           Exhibit 10.10

                    STANDARD OFFICE LEASE - FULL SERVICE

1. BASIC LEASE PROVISIONS ("Basic Lease Provisions"):

         1.1 DATE AND EFFECTIVE DATE: This Lease is dated MARCH 15, 1996, for reference purposes only. The Effective Date shall the date inserted below by Lessor and shall be the date this Lease is executed by Lessor. PRIOR TO THE EFFECTIVE DATE THE TERMS OF THIS LEASE SHALL NOT BE BINDING ON THE LESSOR AND, UNTIL SIGNED BY LESSOR, THIS DOCUMENT SHALL BE CONSTRUED ONLY AS AN OFFER BY LESSEE TO LEASE THE PREMISES. UNTIL SIGNED BY LESSOR, LESSOR SHALL HAVE NO OBLIGATION OF ANY KIND TO ANY OF THE PARTIES INVOLVED IN MAKING THIS OFFER TO LEASE THE PREMISES.

         1.2 PARTIES: This Lease is made by and between NEARON ENTERPRISES, LLC (herein called "Lessor") and CIPHERGEN BIOSYSTEMS, INC., (herein called "Lessee").

         1.3 PREMISES: Suite Number(s) B, consisting of approximately 1,700 square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises"). The rentable area of the Premises as stated in the preceding sentence is based on (i) the area of the Premises measured to the lease line for street elevations (which shall extend to the property line and/or to the public area boundary line with respect to the interior frontage, if any, of the "Premises") and to the center line of interior walls, (without deduction for level changes or openings in the floor, or for stairs and stair openings which connect levels within the Premises), and shall include structural elements, stairs, elevators, escalators, display areas and other interior construction or equipment (the "usable area"), plus
(ii) amounts equal to portions of the area of the receiving and trash areas, elevators and elevator lobbies, vestibules, restrooms, exit and access corridors, parking areas, loading areas, electrical, mechanical and telephone rooms and other areas designated by Lessor as necessary to the Building. The Base Rent may have been calculated based on this square footage, however, the square footage figure used in this lease is a rough approximation. Lessor and Lessee agree that the Base Rent is derived from the beneficial use of the Premises as described and not from any mathematical calculation involving square footage. Neither Lessor nor Lessee shall be entitled to have the Base Rent adjusted, recalculated, raised or lowered as a result of any discrepancy between the square footage approximation contained in this Lease and any measurement that may be determined to be the actual square footage of the premises.

         1.4 BUILDING: Commonly described as being located at 470 San Antonio Road in the City of Palo Alto, County of Santa Clara, State of California.

         1.5 USE: Business Office/Storage/R&D of bioanalytical instrumentation systems, subject to paragraph 6.

         1.6 TERMS: Twenty four (24) months, commencing April 1, 1996 ("Commencement Date" and ending March 31, 1998, with an option to renew for one (1) year given five (5) months prior written notice at the rate of $1.28 per square foot per month, as defined in paragraph 3.

         1.7 BASE RENT: $2,091.00 per month, payable on or before the first (1st day of each month, per paragraph 4.1.

         1.8 BASE RENT INCREASE: N/A

         1.9 RENT PAID UPON EXECUTION: $2,091.00 for April 1-30, 1996.

         1.10 SECURITY DEPOSIT: $2,091.00 of which Lessee has already deposited $1,434.00 The balance of $657.00 is to be paid upon execution.

2. PREMISES, PARKING AND COMMON AREAS.

         2.1 PREMISES: The Premises are a portion of a building herein sometimes referred to as the "Building" identified in paragraph 1.4 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project". Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.3, as the "Premises", including rights to the Common Areas as hereinafter specified.

         2.2 VEHICLE PARKING: So long as Lessee is not in default, and subject to the rules and regulations attached hereto and as established by Lessor from time to time, Lessee shall be entitled to non-exclusive use of available parking at the Office Building Project, proportionate to Lessee's pro-rata share of total building space.

                  2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.3 COMMON AREAS-DEFINITION: The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers, and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public rest rooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

         2.4 COMMON AREAS-RULES AND REGULATIONS: Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees, and invitees of the Office Building Project.

         2.5 COMMON AREAS-CHANGES: Lessor shall have the right, in Lessor's sole discretion, from time to time:

                  (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, rest rooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide parking facilities required by applicable law;

                  (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                  (c) To designate other land and improvements outside the boundaries of the Office Building Project to be part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

                  (d) To add additional buildings and improvements to the Common Areas;

                  (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

                  (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3. TERM.

         3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.6 of the Basic Lease Provisions.

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         3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term of hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined, provided, however, that if Lessor shall not have delivered possession of the Premises within ninety (90) days following said Commencement Date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for any improvements made by Lessor for Lessee in performance of the terms of this Lease that are not ordinarily a part of the Building), and provided further that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

                  3.2.1 POSSESSION TENDERED -- DEFINED. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to the Lessee of the occurrence of the matters described in (1), (2) and (3) above of this paragraph 3.2.1.

                  3.2.2 DELAYS CAUSED BY LESSEE. There shall be no abatement of rent, and the ninety (90) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

         3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

         3.3 UNCERTAIN COMMENCEMENT. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4. RENT.

         4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph 4.2, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.7 of the Basic Lease Provisions without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

         4.2      RENT INCREASE. N/A

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten
(10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by the Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.7 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. USE

         6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.5 of the Basic Lease Provisions and for no other purpose.

         6.2 HAZARDOUS SUBSTANCES.

                  (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under the applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modification to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

                  (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

                                                   Initials: /s/ WER
                                                             ---------------
                                                             /s/ [ILLEGIBLE]
                                                             ---------------
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                  (c) DUTY TO INFORM LESSEE. If Lessor knows, or has
reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, Lessor shall immediately give Lessee written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessor shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

                  (d) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

         6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, and the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee to the Premises to comply with any Applicable Requirements.

         Notwithstanding anything to the contrary contained herein, Lessee's obligation to comply with Applicable Requirements, as set forth in Section
6.3 above, shall only apply if such compliance is required or necessitated by Lessee's acts, use, or occupancy of the Premises. For example, if any governmental authority should require the Building or the Premises to be structurally strengthened against earthquake, or should require the removal of asbestos from the Premises and such measures are imposed as a general requirement applicable to all tenants rather than as a condition to Lessee's specific use or occupancy of the Premises, such work shall be performed by and at the sole cost of Lessor.

         It is being expressly agreed that Lessee shall have no obligation or liability of any kind or nature with respect to contamination or Hazardous Substances that existed at, on or under the Premises and Building (which shall be deemed to include the underlying soil and groundwater) prior to the commencement of this Lease or that was not caused by Lessee's acts, use or occupancy of the Premises.

         To the best of Lessor's current actual knowledge, none of Lessor's tenants at the Office Building Project are in violation or subject to any existing, pending or threatened investigation or order by any governmental authority under any applicable federal, state or local law, regulation or ordinance pertaining to air and water quality, the handling, transportation, storage, treatment, usage or disposal of Hazardous Substances, air emissions, other environmental matters and all zoning and land use matters.

         To the best of Lessor's current, actual knowledge, any handling, transportation, storage, treatment or use of Hazardous Substances that has occurred on the Premises to date is not in non-compliance with all Applicable Requirements regulating same.

         To the best of Lessor's current, actual knowledge, no leak, spill, release, discharge, emission or disposal of Hazardous Substances has occurred on the Premises. Building and Industrial Center to date and the soil, groundwater and soil vapor on or under the Premises, Building and Industrial Center is free of Hazardous Substances as of the date the term of this Lease commences.

         In the event of (i) a breach of the foregoing representations, or (ii) the occurrence, release or threatened release of any Hazardous Substances on or about the Premises, Building and Industrial Center during the term hereof that is not caused by Lessee, Lessor, at Lessor's sole expense, shall (a) promptly remove, eliminate or remediate said Hazardous Substances and/or take such other action with respect thereto as is required by any federal, state or local government agency having jurisdiction thereof.

         6.4 COMPLIANCE WITH LAW.

                  (a) Lessee shall, at Lessee's expense, fully, diligently, and in a timely manner, comply with all applicable laws, rules, regulations, ordinances, directives, covenants, assessments, and restrictions of record, permits, and the requirements of fire insurance underwriters or rating bureau, relating in any manner to Lessee's use and occupancy of the Premises, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Without limiting the generality of the foregoing and as it relates to the Premises, Lessee agrees to comply with all laws, orders and regulations relating to the rights of individuals with disabilities, including without limitation the Americans with Disabilities Act. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

                  (b) Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request, reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

         6.5 CONDITION OF PREMISES.

                  (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

                  (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits

                                PAGE 3 OF 13 PAGES
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attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7. MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

         7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair, provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee as a result of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building, Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect that would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, conditions and repair. Lessee hereby waives and releases its rights under California Civil Code Sections 1932(1) and 1942.

         7.2 LESSEE'S OBLIGATIONS.

                  (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

                  (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

         7.3 ALTERATIONS AND ADDITIONS.

                  (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and material men's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may at any time during the term of this Lease, require that Lessee remove any part or all of the same.

                  (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

                  (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or material men's lien against the Premises, the Building or the Office Building Project, or any interest therein.

                  (d) Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non responsibility in or on the Premises or the Building as provided by law. If Lessee shall in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof against the Lessor or the Premises the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor's surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

                  (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, paneling, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

                  (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

         7.4 UTILITY ADDITIONS. Lessor reserves the right to install now or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. INSURANCE; INDEMNITY.

         8.1 LIABILITY INSURANCE-LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount not less than $1,000,000 per occurrence of bodily injury and property damage combined or in greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

         8.2 LIABILITY INSURANCE-LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to

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time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $1,000,000.00 per occurrence.

         8.3 PROPERTY INSURANCE - LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, if applicable, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

         8.4 PROPERTY INSURANCE - LESSOR. Lessor shall obtain and deep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form or equivalent providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything that shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

         8.5 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from the following:

                  (1.) Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere.

                  (2.) Any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease.

                  (3.) Any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence and dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein.

         In case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense.

         Lessor need not have first paid any such claim in order to be so indemnified.

         Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         For the purposes of this paragraph 8.5 "claims" means claims, demands, losses, damages, liability, costs, and expenses, including without limitation attorney's fees, court costs, expenses and other costs of investigation and preparation, including attorney's fees and costs and expenses incurred in connection with any appeal.

         The foregoing indemnification obligations shall not apply to any claims arising from the sole negligence or willful misconduct of the party seeking indemnification.

         The foregoing indemnification obligations shall survive the expiration or earlier termination of this Lease to and until the date permitted by law for the bringing of any claim with respect to which indemnification may be claimed under this paragraph.

         8.6 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

         The exemption of Lessor from liability shall not apply if loss arises from Lessor's negligence in fulfilling his obligations as stated in 7.1.

         8.7 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9. DAMAGE OR DESTRUCTION.

         9.1 DEFINITIONS.

                  (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

                  (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

                  (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

                  (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

                  (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

                  (f) "Insured Loss" shall mean damage or destruction that was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                  (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

         9.2 PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

                  (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial

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channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

                  (b) Uninsured Loss: Subject to the provisions of paragraphs
9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessee's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

         9.3 PREMISES BUILDING TOTAL DESTRUCTION; OFFICE BUILDING PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 9.4 and 9.5 if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures equipment or tenant improvements, and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

         9.4 DAMAGE NEAR END OF TERM.

                  (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                  (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty
(20) day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.5 ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                   (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence or if Lessor shall not complete the restoration and repair within six
(6) months after such occurrence Lessee may at Lessee' option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

                  (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

         9.6 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not therefore been applied by Lessor.

         9.7 WAIVER. Lessor and Lessee waive the provisions of any statute that relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease. Any statute or regulation of the State of California or any other governmental authority or body, including, without limitation, California Civil Code Sections 1932(2) and 1933 (4) with respect to any rights or obligations concerning any damage or destruction to the Premises or the Office Building Project in the absence of an express agreement between the parties, and any other statute or regulation relating to damage or destruction of leased premises, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Office Building Project.

10. UTILITIES

         10.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning, and janitorial services as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

         10.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises of the Building.

         10.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

         10.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

         10.5 INTERRUPTIONS. There shall be not abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

11. ASSIGNMENT AND SUBLETTING. LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent.

12. DEFAULT; REMEDIES.

         12.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

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                  (a) The vacation or abandonment of the Premises by Lessee.
Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

                  (b) The breach by Lessee of any of the covenants, conditions or provisions, of paragraphs 7.3(a), (b) or (d) (alterations), 12 (assignment or subletting, 12.1 (a) (vacation or abandonment), 12.1. (e) (insolvency), 13 (f) (false statement), 14 (a) (estoppel certificate), 27.2 (b) (subordination) 30 (auctions), or 38.1 (easements), all of which are hereby deemed to be material, non curable defaults without the necessity of any notice by Lessor to Lessee thereof.

                  (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                  (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

                  (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease where possession is not restored to Lessee within thirty
(30) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 12.1(c) is contrary to any applicable law, such provision shall be of no force or effect.

                  (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

         12.2 REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided.

                  (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                  (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

                  (d) In addition to the remedies set forth in paragraph 12.2(a) through (c) and in addition to all other rights and remedies available to Lessor at law or in equity, Lessor shall have the following rights and remedies:

                           (i) the rights and remedies provided by California
Civil Code Section 1951.2, including, but not limited to, the right to terminate Lessee's right to possession of the Premises and to recover (i) "the worth at the time of award" (as defined in Section 12.2(d)(vi) below) of the unpaid Base Rent which shall have been earned after termination; plus (ii) the worth at the time of award of the amount by which the unpaid Base Rent which would have been earned after termination until the time of award shall exceed the amount of loss of such Base Rent that Lessee proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid Base Rent for the balance of the Term after the time of award shall exceed the amount of loss of such Base Rent that Lessee proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which would be likely to result therefrom (including without limitation attorneys' and accountants' fees, costs of alterations of the Premises, interest costs and brokers' fees incurred upon any reletting of the Premises);

                           (ii) the rights and remedies described in California
Civil Code Section 1951.4 (Lessor may continue the Lease in effect after Lessee's breach and abandonment and recover Base Rent and Operating Expenses as they become due, since Lessee, pursuant to the provisions of paragraph 11 may sublet or assign, subject only to reasonable limitations). Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Lessor's initiative to protect its interest under this Lease shall not of themselves constitute a termination of Lessee's right to possession;

                           (iii) the right to enter the Premises and remove
therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Lessee, and to sell such property and apply the proceeds therefrom pursuant to applicable California law and subject to the prior rights of third party owners with respect to consigned property or secured creditors having a claim prior in right. In such event Lessor may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and such other terms as Lessor in its sole discretion may deem advisable, with the right to make alterations an repairs to the Premises. Upon each such subletting, rents received from such subletting shall be applied by Lessor, first, to payment of any indebtedness other than Base Rent due hereunder from Lessee to Lessor; second, to the payment of any costs of such subletting (including without limitation attorneys' and accountants' fees, costs of alterations of the Premises, interest costs, and brokers' fees) and of any such alterations and repairs; third, to payment of Base Rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future Base Rent as it becomes due hereunder. If any rental or other charges due under such sublease shall not be promptly paid to Lessor by the sublessee(s), or if such rentals received from such subletting during any month are less than Base Rent to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor, as well as any unpaid indebtedness other than Base Rent due hereunder from Lessee to Lessor and the costs of such subletting (including without limitation attorneys' and accountants' fees, costs of alterations of the Premises, interest costs, and brokers' fees), and any other amounts due Lessor under this Section 12.2. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Lessee. Lessor's subletting the Premises without termination shall not constitute a waiver of Lessor's right to elect to terminate this Lease for such previous breach;

                           (iv) The right to have a receiver appointed for
Lessee, upon application by Lessor, to take possession of the Premises, to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Lessor pursuant to paragraph 12.2(d)(iii); and

                           (v) the right to specific performance of any or all
of Lessee's obligations hereunder, and to damages for delay in or failure of such performance.

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                  (e) For purposes of paragraph 12.2(d) the "worth at the time of award" of the amounts referred to in subparagraphs (i) and (ii) shall be computed with interest at the lesser of the maximum rate then allowed by law or a rate which is five percent (5%) per annum plus the rate from time to time, established by the Federal Reserve Bank of San Francisco on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act as now in effect or hereafter from time to time amended; the "worth at the time of award" of the amount referred to in subparagraph (iii) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the dime of award plus one percent(1%).

                  12.2.1 REMEDIES CUMULATIVE. The exercise of any remedy provided by law or the provisions of this Lease shall not exclude any other remedies unless they are expressly excluded by this Lease. Any notice of default given or required to be given by Lessor to Lessee hereunder may be combined with, serve as or include any statutory notice required in connection with the exercise by Lessor of any of its remedies. Lessee hereby waives any right of redemption or relief from forfeiture following termination of, or exercise of any remedy by Lessor with respect to, this Lease.

                  12.2.2 RECOVERY AGAINST LESSOR. Lessee shall look solely to Lessor's interest in the Office Building Project for the recovery of any judgment against Lessor. Lessor, or if Lessor is a partnership, its partners whether general or limited, or if Lessor is a corporation, its directors, officers and shareholders, shall never be personally liable for any such judgment.

         12.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, bit in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have the theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30 day period and thereafter diligently pursues the same to completion.

         12.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such later charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee and shall be paid as Additional Rent. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

         12.5 RETURNED CHECKS. If any check for payment by Lessee to Lessor of Base Rent or other sums due hereunder shall be returned to Lessor by Lessee's bank for any reason, all payments made by Lessee, for the period of six (6) months following, shall be made with certified funds or upon demonstration of good credit at Lessor's sole discretion. A returned check charge in the amount of $20.00 in addition to any sums due hereunder including late charges.

13. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation or profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

14. ESTOPPEL CERTIFICATE.

         14.1 Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

         14.2 At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such part that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

15. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

16. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

17. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

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18. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

19. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including, but not limited to Late Charges, Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

20. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that Lessor or any employee or agents of any said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

21. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee. Lessee acknowledges that service of any notice on one Lessee constitutes service on all Parties herein called Lessee.

22. WAIVERS. No waiver by Lessor by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be waiver of any preceding breach by Lessee of any provision hereof.

23. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred twenty percent (120%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

24. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

25. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

26. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 11, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

27. SUBORDINATION.

         27.1 This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed or trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         27.2 Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 27.2.

28. ATTORNEY'S FEES.

         28.1 If either party bring and action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

         28.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred in good faith.

         28.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

29. LESSOR'S ACCESS.

         29.1 LESSOR. Lessor's agents, employees, contractors, and designated representatives shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing and services required of Lessor, showing the same to prospective purchasers, lenders or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

         29.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

         29.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

         30. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

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31. SIGNS. Lessee shall not place any sign upon the Premises or the Office
Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

32. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

33. CONSENTS. Except for paragraphs 30 (auctions) and 31 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

34. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

35. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

36. OPTIONS.

         36.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of first refusal to the lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

         36.2 Leases shall have no options whatsoever unless expressly granted in an Exhibit to this Lease initiated by both parties.

         36.3 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

         36.4 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

         36.5 EFFECT OF DEFAULT ON OPTIONS.

                  (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 12.1 (c) or 12.1 (d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 12.1 (c), or paragraph 12.1(d), whether or not the defaults are cured during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 12.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

                  (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 36.5(a).

                  (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 12.1 (d) within thirty (3) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion or (iii) Lessor gives to Lessee three or more notices of default under paragraph 12.1(c), or paragraph (d) whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach including without limitation those described in paragraph 12.1 (b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

37. SECURITY MEASURES-LESSOR'S RESERVATIONS.

         37.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

         37.2 Lessor shall have the following rights:

                  (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

                  (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

                  (c) To permit an lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

                  (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on post signs in the Common Areas;

         37.3 Lessee shall not:

                  (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

                  (b) Suffer or permit anyone, except in emergency, to go upon the roof of the building.

38. EASEMENTS

         38.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

         38.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

39. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit

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for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

40. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

41. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

42. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

43. LENDER MODIFICATIONS. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

44. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

45. ACCEPTANCE: Upon occupancy of the Premises by Lessee, Lessee formally accepts the Premises "as is". Unless and to the extent specified by both parties in writing, Lessor has no obligation to perform any work or improvement to the Premises.

46. ATTACHMENTS. Attached hereto are the following documents that constitute a part of this Lease:

EXHIBIT A (FLOOR PLAN OF OFFICE BUILDING PROJECT)

EXHIBIT B (RULES AND REGULATIONS FOR STANDARD OFFICE LEASE)

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LESSOR OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE

   LESSOR    NEARON ENTERPRISES, LLC       LESSEE   CIPHERGEN BIOSYSTEMS, INC.

   By  Nearon Enterprises, a CA Corp.      By   William E. Rich
       -------------------------------          ------------------------------

           Its Designated Manager                   Its President
               ---------------------                    ----------------------

   By  /s/ David S. Christensen            By
      --------------------------------       --------------------------------
           DAVID S. CHRISTENSEN

           Its FVP and COO                          Its
               ---------------------                   -----------------------

   Executed at Danville, California        Executed at
               ----------------------                 ------------------------

   on (date)   4-18-96                     on (date)         April 16,1996
            --------------------------              --------------------------

   Address 30 Oak Court                    Address  470 San Antonio Rd.
           ---------------------------              --------------------------

           Danville, Ca 94526                       Palo Alto, Ca 94306
           ---------------------------              --------------------------

                                                   Initials: /s/ WER
                                                             ---------------
                                                             /s/ [ILLEGIBLE]
                                                             ---------------
                                 PAGE 11 OF 13

                              STANDARD OFFICE LEASE

                                   FLOOR PLAN



                                    [GRAPHIC]



                                 470 SAN ANTONIO


                                                   Initials: /s/ WER
                                                             ---------------
                                                             /s/ [ILLEGIBLE]
                                                             ---------------

                                    EXHIBIT B

                                  GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6. Lessee shall not alter any lock or install new or additional locks or bolts.

7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

9. Lessee shall not suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 5:00 p.m. and 8:00 a.m. It is Lessee's responsibility to keep the Building locked at all times other than ordinary business hours. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry or exit.

13. Lessee shall be provided with two sets of keys upon occupancy. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any lost keys.

14. No window coverings, shades or awnings shall be installed or used by Lessee.

15. No Lessee, employee or invitee shall go upon the roof of the Building.

16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes anywhere inside the Building.

17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor any applicable governmental agency.

21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22. Lessee assumes all risks from theft of vandalism and agrees to keep its Premises locked as may be required.

23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by and these and such rules and regulations.

                                  PARKING RULES

1. Parking Areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles". Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles".

2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

3. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent off site location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

4. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

5. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

6. The maintenance, washing, waxing or cleaning of vehicles in the parking structure of Common Area is prohibited.

7. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

8. Lessor reserves the right to modify these rules and/or adopt such other reasonable and nondiscriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

9. Such parking used herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                                   Initials: /s/ WER
                                                             ---------------
                                                             /s/ [ILLEGIBLE]
                                                             ---------------
                              PAGE 13 OF 13 PAGES

                        EXTENSION AND AMENDMENT OF LEASE

THIS AMENDMENT OF LEASE is entered into as of January 6, 1999, by and between NEARON ENTERPRISES, LLC, Lessor, and CIPHERGEN BIOSYSTEMS, INC., Lessee.

                                   WITNESSETH

WHEREAS, under a Lease dated MARCH 15, 1995 [sic] and as previously amended on MAY 13, 1996, Lessor is leasing and Lessee is hiring from Lessor that certain Premises situated at 470 SAN ANTONIO ROAD, SUITE B, PALO ALTO, CALIFORNIA, together with non-exclusive use of parking areas and public facilities appurtenant to said Premises;

WHEREAS, Lessor and Lessee wish to amend, modify, and change the terms, covenants, and conditions of said Lease;

NOW, THEREFORE, the following portions of the aforementioned Lease shall be amended as follows:

1.6   TERM:        The EXPIRATION DATE (Also see paragraph 3.) shall be
                   extended to DECEMBER 31, 1999. Provided Lessee is not in default of any of the terms of this Lease and by giving written notice on or before August 31, 1999, Lessee has the option to renew for Six (6) Months. The monthly rental for Suite B shall be $2.27 per square foot gross. [ILLEGIBLE]

1.8   BASE RENT:   $3,655.00 per month BASE RENT, payable on the first day of each month Commencing April 1, 1999.

All other terms and conditions of said Lease shall remain unchanged.

LESSOR:                                     LESSEE:

NEARON ENTERPRISES, LLC                     CIPHERGEN BIOSYSTEMS, INC.

BY:      Nearon Enterprises,                BY: /s/  William E. Rich
         a California Corporation               --------------------------
                                                     William E. Rich

         Its: Designated Manager                Its: President/CEO
              ------------------                     ---------------------

BY:      /s/ Randolph N. Saar               Date:    1/13/99
         --------------------------                  ---------------------
         Randolph N. Saar
         Operations Manager

         Date:  1/14/99
                -------------------

                        EXTENSION AND AMENDMENT OF LEASE

THIS AMENDMENT OF LEASE is entered into as of February 24, 1999 by and between NEARON ENTERPRISES, LLC Lessor, and CIPHERGEN BIOSYSTEMS, INC., Lessee.

                                 WITNESSETH

WHEREAS, under a Lease dated MARCH 15, 1996, AND AMENDED ON MAY 13, 1996 AND JANUARY 6, 1999, Lessor is leasing and Lessee is hiring from Lessor that certain Premises situated at 470 SAN ANTONIO ROAD, SUITE B, PALO ALTO, CALIFORNIA, together with non-exclusive use of parking areas and public facilities appurtenant to said Premises;

WHEREAS, Lessor and Lessee wish to amend, modify, and change the terms, covenants, and conditions of said Lease;

NOW, THEREFORE, the following portions of the aforementioned Lease shall be amended effective MARCH 1, 1999, as follows:

1.3 PREMISES:


FROM:    SUITE NUMBER(S) B        CONSISTING OF APPROXIMATELY 1,700 SQUARE FEET

TO:      SUITE NUMBER B           CONSISTING OF APPROXIMATELY 1,700 SQUARE FEET
         SUITE NUMBER 103         CONSISTING OF APPROXIMATELY 200 SQUARE FEET
         SUITE NUMBER 201         CONSISTING OF APPROXIMATELY 2,307 SQUARE FEET
         SUITE NUMBER 203         CONSISTING OF APPROXIMATELY 1,100 SQUARE FEET
                                  ---------------------------------------------
         TOTAL SQUARE FOOTAGE     APPROXIMATELY 5,307 SQUARE FEET



1.6 TERM

FROM: THE EXPIRATION DATE (ALSO SEE PARAGRAPH 3) SHALL BE EXTENDED TO DECEMBER 31, 1999. PROVIDED LESSEE IS NOT IN DEFAULT OF ANY OF THE TERMS OF THIS LEASE AND BY GIVING WRITTEN NOTICE ON OR BEFORE
         AUGUST 31, 1999, LESSEE HAS THE OPTION TO RENEW FOR SIX (6) MONTHS. THE MONTHLY RENTAL FOR SUITE B SHALL BE $2.27 PER SQUARE FOOT, GROSS.

TO: THE EXPIRATION DATE (ALSO SEE PARAGRAPH 3) SHALL BE EXTENDED TO DECEMBER 31, 1999. PROVIDED LESSEE IS NOT IN DEFAULT OF ANY OF THE TERMS OF THIS LEASE AND BY GIVING WRITTEN NOTICE ON OR BEFORE AUGUST 31, 1999, LESSEE HAS THE OPTION TO RENEW FOR SIX (6) MONTHS. THE MONTHLY RENTAL RATE FOR SUITES B, 103, 201 AND 203 SHALL BE $12,047.00, FULL SERVICE.

1.7 BASE RENT

FROM:   $2,176.00 PER MONTH, PAYABLE ON THE FIRST DAY OF EACH MONTH.

TO:     $10,292.00 PER MONTH, PAYABLE ON THE FIRST DAY OF EACH MONTH.

1.8 BASE RENT INCREASE

FROM:   N/A

TO:     $11,771.00 EFFECTIVE APRIL 1, 1999.

All other terms and conditions of said Lease shall remain unchanged.

LESSOR:                                     LESSEE:

NEARON ENTERPRISES, LLC                     CIPHERGEN BIOSYSTEMS, INC.



By:   Nearon Enterprises,                   By:  /s/ WILLIAM E. RICH
      a California Corporation                   ----------------------------
                                                       William E. Rich

      Its: DESIGNATED MANAGER                    Its: PRESIDENT/CEO

By:   /s/ RANDOLPH N. SAAR                   Date:     3-3-99
       ------------------------                    --------------------------
      Randolph N. Saar
      Operations Manager

      Date:      3/3/99
            -----------------

                  FOURTH EXTENSION AND AMENDMENT OF LEASE


THIS AMENDMENT OF LEASE is entered into as of January 6, 1999, by and between NEARON ENTERPRISES, LLC, Lessor, and CIPHERGEN BIOSYSTEMS, INC., Lessee.

                                WITNESSETH

WHEREAS, under a Lease dated MARCH 20, 1996 and as previously amended on MAY 19, 1997 AND OCTOBER 31, 1997 AND NOVEMBER 7, 1997, Lessor is leasing and Lessee is hiring from Lessor that certain Premises situated at 490 SAN ANTONIO ROAD, SUITES 201 AND 202, PALO ALTO, CALIFORNIA, together with non-exclusive use of parking areas and public facilities appurtenant to said Premises;

WHEREAS, Lessor and Lessee wish to amend, modify, and change the terms, covenants, and conditions of said Lease;

NOW, THEREFORE, the following portions of the aforementioned Lease shall be amended as follows:

1.6    TERM:            The EXPIRATION DATE (Also see paragraph 3.) shall be
                        extended to DECEMBER 31, 1999. Provided Lessee is not in default of any of the terms of this Lease and by giving written notice on or before August 31, 1999, Lessee has the option to renew for Six (6) Months.
                        The monthly rental rate for Suites 201 and 202 shall be $2.17 per square foot, gross.

1.8    BASE RENT:       $22,960.00 per month BASE RENT, payable on the first
                        day of each month Commencing April 1, 1999.

All other terms and conditions of said Lease shall remain unchanged.

LESSOR:                                              LESSEE:

NEARON ENTERPRISES, LLC                              CIPHERGEN BIOSYSTEMS, INC.

By:  Nearon Enterprises,                             By:   /s/ WILLIAM E. RICH
     a California Corporation                            ---------------------
                                                             William E. Rich

       Its: DESIGNATED MANAGER                         Its: PRESIDENT/CEO

By:  /s/ RANDOLPH N. SAAR                            Date:    1-13-99
     -------------------------                              -------------
     Randolph N. Saar
     Operations Manager

     Date:     1/14/99
           --------------